U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                   FORM 8-K


     Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) March 14, 2006



                           Commission File No. 0-32893
                           CAL-BAY INTERNATIONAL, INC.
        (Exact name of small business issuer as specified in its charter)

               NEVADA                                   26-0021800
    (State or other jurisdiction of          (IRS Employer Identification No.)
   incorporation  or  organization)


              2111 Palomar Airport Road, Suite 100, Carlsbad, CA 92009
                    (Address of principal executive offices)

                                 (760) 930-0100
                           (Issuer's telephone number)


    (Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On March 14, 2006 CAL BAY INTERNATIONAL, INC. entered into two SENIOR SECURED CONVERTIBLE PROMISSORY NOTE Agreements totaling $1,626,458.33
(One million and six hundred and twenty six thousand four hundred and fifty eight dollars and thirty three cents). As part of the Note Agreements the Company entered into four Warrant agreements. The following descriptions of the Notes and Warrants are qualified in their entirety by reference to the Notes and warrants, which are attached as exhibits hereto and are incorporated herein by reference in their entirety.

Following is a summary of the SENIOR SECURED CONVERTIBLE PROMISSORY NOTES:

  SENIOR SECURED CONVERTIBLE PROMISSORY NOTE ($555,486.11)

On March 14, 2006, Cal Bay International, Inc. (the "Company") entered into a SENIOR SECURED CONVERTIBLE PROMISSORY NOTE agreement (the "Agreement") where CAL-BAY INTERNATIONAL, INC., a Nevada corporation (the "Borrower"), does hereby promise to pay to the order of PROFESSIONAL TRADERS FUND, LLC ("Holder"), or its assigns, c/o Professional Traders Management, LLC, 1400 Old Country Road, Suite 206, Westbury, New York 11590 the principal sum (inclusive of interest and costs) of Five Hundred Fifty-Five Thousand Four
Hundred Eighty-Six Dollars and Eleven Cents ($555,486.11).   All amounts
owed under this Note shall be payable in full on March 14, 2007 (the "Maturity Date").The Holder acknowledges that the Secured Convertible promissory Note dated March 6, 2006 in the principal amount of $300,350 issued by the Borrower to Holder is cancelled and discharged simultaneously with the issuance of this Note; and

  SENIOR SECURED CONVERTIBLE PROMISSORY NOTE ($1,070,972.22)

On March 14, 2006, Cal Bay International, Inc. (the "Company") entered into a SENIOR SECURED CONVERTIBLE PROMISSORY NOTE agreement the "Agreement") where CAL-BAY INTERNATIONAL, INC., a Nevada corporation (the "Borrower"), does hereby promise to pay to the order of PROFESSIONAL OFFSHORE OPPORTUNITIES FUND LIMITED ("Holder"), or its respective assigns, c/o Professional Traders Management, LLC, 1400 Old Country Road, Suite 206, Westbury, New York 11590 the principal sum inclusive of interest and costs) of One Million Seventy Thousand Nine Hundred Seventy-Two Dollars and Twenty-Two Cents ($1,070,972.22).
All amounts owed under this Note shall be payable in full on March 14, 2007 (the "Maturity Date").

In addition as part of the foregoing transactions warrants were issued as follows:

     CAL-BAY INTERNATIONAL, INC.

     WARRANT

No. 1							  March 14, 2006

VOID AFTER March 14, 2011

THIS CERTIFIES that, for value received, PROFESSIONAL TRADERS FUND, LLC, or its assigns (the "Holder"), shall be entitled to subscribe for and purchase from CAL-BAY INTERNATIONAL, INC., a Nevada corporation (the "Corporation"), 347,179 shares (subject to adjustment as provided herein, the "Warrant Shares") of the Corporation's Common Stock at an exercise price of $.80 (the "Exercise Price" or the "Exercise Price Per Share") for each Warrant Share, during the Exercise Period

     CAL-BAY INTERNATIONAL, INC.

     WARRANT

No. 2								March 14, 2006

VOID AFTER March 14, 2011

THIS CERTIFIES that, for value received, PROFESSIONAL OFFSHORE OPPORTUNITY FUND LIMITED, or its assigns (the "Holder"), shall be entitled to subscribe for and purchase from CAL-BAY INTERNATIONAL, INC., a Nevada corporation (the "Corporation"), 446,238 shares (subject to adjustment as provided herein, the "Warrant Shares") of the Corporation's Common Stock at an exercise price of $1.20 (the "Exercise Price" or the "Exercise Price Per Share") for each Warrant Share, during the Exercise Period.

     CAL-BAY INTERNATIONAL, INC.

     WARRANT

No. 3		      					      March 14, 2006

VOID AFTER March 14, 2011

THIS CERTIFIES that, for value received, PROFESSIONAL OFFSHORE OPPORTUNITY FUND LIMITED, or its assigns (the "Holder"), shall be entitled to subscribe for and purchase from CAL-BAY INTERNATIONAL, INC., a Nevada corporation (the "Corporation"), 669,358 shares (subject to adjustment as provided herein, the "Warrant Shares") of the Corporation's Common Stock at an exercise price of $.80 (the "Exercise Price" or the "Exercise Price Per Share") for each Warrant Share, during the Exercise Period.


     CAL-BAY INTERNATIONAL, INC.

     WARRANT

No. 4							      March 14, 2006

VOID AFTER March 14, 2011

THIS CERTIFIES that, for value received, PROFESSIONAL TRADERS FUND, LLC, or its assigns (the "Holder"), shall be entitled to subscribe for and purchase from CAL-BAY INTERNATIONAL, INC., a Nevada corporation (the "Corporation"), 231,453 shares (subject to adjustment as provided herein, the "Warrant Shares") of the Corporation's Common Stock at an exercise price of $1.20 (the "Exercise Price" or the "Exercise Price Per Share") for each Warrant Share, during the Exercise Period



The foregoing descriptions of the Notes and Warrants are qualified in their entirety by reference to the Notes and warrants, which are attached as exhibits hereto and are incorporated herein by reference in their entirety.



The information in this Report on Form 8-K (including the exhibit) shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.



Section 9 Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

          (c) Exhibits.

              The following Exhibits are hereby filed as part of this Current Report on Form 8-K:

Exhibit       Description
-------       -----------

10.1   SENIOR SECURED CONVERTIBLE PROMISSORY NOTE ($555,486.11) March 14, 2006

10.2   SENIOR SECURED CONVERTIBLE PROMISSORY NOTE ($1,070,972.22) March 14, 2006

10.3   WARRANT NO. 1 March 14, 2006

10.4   WARRANT NO. 2 March 14, 2006

10.5   WARRANT NO. 3 March 14, 2006

10.6   WARRANT NO. 4 March 14, 2006

10.7   INTERCREDITOR AGREEMENT March 14, 2006

10.8   REGISTRATION RIGHTS AGREEMENT March 14, 2006



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SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

             CAL BAY INTERNATIONAL, INC.


             Date: March 14, 2006

             By:  /s/ Roger E. Pawson
                  _______________________________________
             Title: President and Chief Financial Officer